INCENTIVE STOCK PLAN

                          SECTION I. GENERAL PROVISIONS

A.   PURPOSE  OF  PLAN

     The purpose of the Ralcorp Incentive Stock Plan (the "Plan") is to enhance the profitability and value of the Company for the benefit of its shareholders by providing for stock options and other stock awards to attract, retain and motivate directors, officers and other key employees who make important contributions to the success of the Company.

B.   DEFINITIONS  OF  TERMS  AS  USED  IN  THE  PLAN

1.     "Affiliate"  means  any subsidiary, whether directly or indirectly owned,
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or  parent  of  the  Company,  or  any other entity designated by the Committee.

2.     "Award"  means  a  Stock  Option  granted under Section II of the Plan or
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Other  Stock  Award  granted  under  Section  III  of  the  Plan.

3.     "Board"  means  the  Board  of  Directors  of  Ralcorp  Holdings,  Inc.

4.     "Committee"  means the Nominating and Compensation Committee of the Board
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of  Directors  of  the Company or any successor committee the Board of Directors may  designate  to  administer  the  Plan.

5.     "Company"  means  Ralcorp  Holdings,  Inc.
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6.     "Employee"  means  any  person  who  is  employed  by  the  Company or an
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Affiliate.

7.     "Fair  Market  Value"  of any class or series of Stock means the fair and
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reasonable  value  thereof as determined by the Committee according to prices in trades as reported on the New York Stock Exchange-Composite Transactions. If there are no prices so reported or if, in the opinion of the Committee, such reported prices do not represent the fair and reasonable value of the Stock, then the Committee shall determine Fair Market Value by any means it deems reasonable under the circumstances.

8.     "Stock"  means  the Ralcorp Common Stock or any other authorized class or
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series  of  common  stock  or  any  such  other  security  outstanding  upon the reclassification of any of such classes or series of common stock, including, without limitation, any stock split-up, stock dividend, creation of targeted stock, spin-off or other distributions of stock in respect of stock, or any reverse stock split-up, or recapitalization of the Company or any merger or consolidation of the Company with any Affiliate.

C.   SCOPE  OF  PLAN  AND  ELIGIBILITY

     Any Employee or director selected by the Board or Committee shall be eligible for any Award contemplated under the Plan.

D.   AUTHORIZATION  AND  RESERVATION

     There shall be established a reserve of 2,900,000 authorized shares of Stock, which shall be the total number of shares of Stock that may be presently issued pursuant to Awards. (Subject to adjustments pursuant to other provisions of the Plan.) The reserves may consist of authorized but unissued shares of Stock or of reacquired shares, or both. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards. The total number of shares of Stock that may be issued to any one participant during the term of Plan shall not exceed 1,500,000 shares of Stock.

E.   ADMINISTRATION  OF  THE  PLAN

1. The Committee shall administer the Plan and, in connection therewith, it shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts it believes reasonable and proper, including the power to delegate responsibility to others to assist it in administering the Plan.

2. The Committee shall include three or more members of the Board of Directors of the Company. Its members shall be appointed by and serve at the pleasure of the Board of Directors.

3. The determination of those eligible to receive Awards, and the amount and type of each Award shall rest in the sole discretion of the Committee or the Board, subject to the provisions of the Plan.


                            SECTION II. STOCK OPTIONS

A.   DESCRIPTION

     The Committee or the Board may grant options with respect to any class or series of Stock ("Stock Options") that qualify as "Incentive Stock Options" under Section 422A of the Internal Revenue Code of 1986, as amended, and it may grant Stock Options that do not so qualify.

B.   TERMS  AND  CONDITIONS

1. Each Stock Option shall be set forth in a written agreement containing such terms and conditions as the Committee or the Board may determine, subject to the provisions of the Plan.

2. The purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be cash or Stock, as the Committee or the Board may determine.

3.     No  Incentive  Stock  Option may be exercised after the expiration of ten
(10)  years  from  the  date  such  option  is  granted.

4. The option price of shares subject to any Stock Option may be any price determined by the Committee or the Board.

5. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the appropriate class or series of Stock with respect to which options are exercisable for the first time by any Employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

                         SECTION III. OTHER STOCK AWARDS

     In addition to Stock Options, the Committee or the Board may grant Other Stock Awards payable in any class or series of Stock upon such terms and conditions as the Committee or the Board may determine, subject to the provisions of the Plan. Other Stock Awards may include, but are not limited to, the following types of Awards:

1.     Restricted  Stock Awards. The Committee or the Board may grant Restricted
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Stock Awards, each of which consists of a grant of shares of any class or series of Stock subject to terms and conditions determined by the Committee or the Board in each entity's discretion, subject to the provisions of the Plan. Such terms and conditions shall be set forth in written agreements. The shares of Stock granted will be restricted and may not be sold, pledged, transferred or otherwise disposed of until the lapse or release of restrictions in accordance with the terms of the agreement and the Plan. Prior to the lapse or release of restrictions, all shares of Stock are subject to forfeiture in accordance with
Section IV of the Plan. Shares of Stock issued pursuant to a Restricted Stock Award will be issued for no monetary consideration.

2.     Stock  Related  Deferred Compensation. The Committee or the Board may, in
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its  discretion,  permit  the deferral of payment of an Employee's cash bonus or other cash compensation in the form of either cash or any class or series of Stock (or Stock equivalents, each corresponding to a share of such Stock) under such terms and conditions as the Committee or the Board may prescribe. Payment of such compensation may be deferred for such period or until the occurrence of such event as the Committee or the Board may determine. The Committee or the Board may, in each entity's discretion, determine whether any deferral, whether made in cash or such class or series of Stock (or Stock equivalents) shall be paid on distribution in cash or in Stock. If a deferral is permitted in the form of Stock or Stock equivalents, the number of shares of Stock or number of Stock equivalents deferred will be determined by dividing the amount of the Employee's bonus or other cash compensation being deferred by the average of the closing prices of the appropriate class or series of Stock, as reported by the New York Stock Exchange-Composite Transactions, during the ten trading days preceding the effective date of the Committee's or the Board's decision to defer. If the Committee or the Board directs the payments in any class or series of Stock of any portion of amounts deferred in cash, the number of shares of such Stock paid will be determined based on the average of the closing prices of such Stock, as reported by the New York Stock Exchange-Composite Transactions, during the ten trading days before the payment is due. The Committee, or the Board in its discretion, may permit the conversion of deferrals in any class or series of Stock or Stock equivalents into deferrals in cash or other investments, or the conversion of deferrals in cash or other investments into deferrals in any class or series of Stock or Stock equivalents. In the event such conversion is permitted, the conversion price of the appropriate class or series of Stock shall be based on the Fair Market Value of such Stock. Additional rights or restrictions may apply in the event of a change in control of the Company.

                        SECTION IV. FORFEITURE OF AWARDS

     A. Unless the Committee or the Board shall have determined otherwise, the recipient of an Award shall forfeit all amounts not payable or rights not exercisable upon the occurrence of any of the following events:

     1.     The  recipient  is  discharged  for  cause.

     2. The recipient voluntarily terminates his employment other than by retirement after attainment of age 62, or such other age as may be provided for in the Award.

     3. The recipient engages in competition with the Company or any Affiliate.

     4. The recipient engages in any activity or conduct contrary to the best interests of the Company or any Affiliate.

     B. The Committee or the Board may include in any Award any additional or different conditions of forfeiture it may deem appropriate. The Committee or the Board also, after taking into account the relevant circumstances, may waive any condition of forfeiture stated above or in the Award contract.

     C. In the event of forfeiture, the recipient shall lose all rights in and to the Award. Except in the case of Restricted Stock Awards as to which the restrictions have not lapsed, this provision, however, shall not be invoked to force any recipient to return any Stock already received under an Award.

     D. Such determinations as may be necessary for application of this Section, including any grant of authority to others to make determinations under this Section, shall be at the sole discretion of the Committee or the Board, and its determinations shall be conclusive.

                           SECTION V. DEATH OF AWARDEE

     Upon  the  death  of  an  Award  recipient,  the  following  rules  apply:

1. A Stock Option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months, or such longer period not exceeding three years as the Committee or the Board may determine, after the recipient's death, but not after the expiration of the term of the Option, by the recipient's designated beneficiary or personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution.

2. In the case of any other Award, the Stock due shall be determined as of the date of the recipient's death, and the Company shall issue the appropriate number of shares of the appropriate class or series of Stock or pay cash equal to the Fair Market Value thereof or such other value as the Committee or the Board may in its sole discretion determine. Such issuance of shares of such Stock or payment of cash shall be made to recipient's designated beneficiary or personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution.

     An Award recipient may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee and the Board may from time to time prescribe) to exercise, in the event of the death of the recipient, a Stock Option, or to receive, in such event, any Other Stock Awards. The Committee and the Board reserve the right to review and approve beneficiary designations. A recipient may from time to time revoke or change any such designation or beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee or the Board shall be in doubt as to the right of any such beneficiary to exercise any Stock Option or to receive any Other Stock Award, the Committee or the Board, as the case may be, may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company and the Committee and the Board and the members thereof shall not be under any further liability to anyone.

                     SECTION VI. OTHER GOVERNING PROVISIONS

A.   TRANSFERABILITY

     Except as otherwise noted herein, no award shall be transferable other than by beneficiary designation, will or the laws of descent and distribution, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or by his guardian or legal representative.

B.   RIGHTS  AS  A  SHAREHOLDER

     A recipient of an Award shall, unless the terms of the Award provide otherwise, have no rights as a shareholder, with respect to any options or shares which may be issued in connection with the Award until the issuance of a Stock certificate for such shares, and no adjustment other than as stated herein shall be made for dividends or other rights for which the record date is prior to the issuance of such Stock certificate.

C.   GENERAL  CONDITIONS  OF  AWARDS

     No Employee or other person shall have any right with respect to this Plan, the shares reserved or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

D.   RESERVATION  OF  RIGHTS  OF  COMPANY

     The selection of an Employee for any Award shall not give such person any right to continue as an Employee and the right to discharge any Employee is specifically reserved.

E.   ACCELERATION

     The Committee or the Board may, in its sole discretion, accelerate the date of exercise of any Award.

F.   ADJUSTMENTS

     Upon any stock split-up, spin-off, stock dividend, issuance of any targeted stock, combination or reclassification with respect to any outstanding class or series of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Section I.D. of the Plan and the terms of all outstanding Awards.

G.   WITHHOLDING  OF  TAXES

     The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award. The recipient may elect, subject to approval by the Committee or the Board, to have shares withheld by the Company in satisfaction of such taxes, or to deliver other shares of Stock owned by the recipient in satisfaction of such taxes. Provided, however, that no such election may be made within six months of the date of grant of the relevant award, with respect to Awards of recipients subject to Section 16 of the Securities Exchange Act of 1934 ("Section 16"). The number of shares to be withheld or delivered shall be calculated by reference to the Fair Market Value of the appropriate class or series of Stock on the date that such taxes are determined.

H.   NO  WARRANTY  OF  TAX  EFFECT

     Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Award.

I.   AMENDMENT  OF  PLAN

     The Board of Directors of the Company may, from time to time, amend, suspend or terminate the Plan in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent.

J.   CONSTRUCTION  OF  PLAN

     The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

K.   ELECTIONS  OF  CORPORATE  OFFICERS

     Notwithstanding anything to the contrary stated herein, any election or other action with respect to an Award of a recipient subject to Section 16 will be null and void if any such election or other action would cause said recipient to be subject to short-swing profit recovery under Section 16.

                      SECTION VII. EFFECTIVE DATE AND TERM

     This Plan shall be effective upon adoption by the shareholders of the Company. The Plan shall continue in effect until January 31, 2007, when it shall terminate. Upon termination, any balances in the share reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards to conclude the administration of the Plan.